SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                        July 21, 1999 (July 19,1999)
              ________________________________________________
              Date of report (Date of earliest event reported)

                             Hexcel Corporation
           ______________________________________________________
             (Exact Name of Registrant as Specified in Charter)

         Delaware               1-8472                 94-1109521
      ______________     _____________________      __________________
      (State of          (Commission File No.)      (IRS Employer
      Incorporation)                                Identification No.)

                             Two Stamford Plaza
                           281 Tresser Boulevard
                     Stamford, Connecticut  06901-3238
        ____________________________________________________________
           (Address of Principal Executive Offices and Zip Code)

                               (203) 969-0666
            ____________________________________________________
            (Registrant's telephone number, including area code)

                                    N/A
       _____________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)



 Item 5.   Other Events.

           Copies of the press releases issued by Hexcel Corporation, a Delaware corporation (the "Company") on July 20, 1999 and July 19, 1999 are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report and are incorporated herein by reference.


 Item 7.   Financial Statements, Pro Forma
           Financial Information and Exhibits.

      (c)  Exhibits

           99.1       Press Release issued by the Company on July 20, 1999.

           99.2       Press Release issued by the Company on July 19, 1999.




                                 Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  July 21, 1999


                                   HEXCEL CORPORATION

                                   By: /s/ Ira J. Krakower
                                       ____________________________________
                                       Name:  Ira J. Krakower
                                       Title: Senior Vice President,
                                              General Counsel and Secretary



                            EXHIBIT INDEX

 Exhibit No.      Description
 -----------      -----------

 99.1             Press Release issued by the Company on July 20, 1999.

 99.2             Press Release issued by the Company on July 19, 1999.